LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MARCH 22, 2010

TO THE SUMMARY PROSPECTUS

DATED JANUARY 28, 2010 OF

LEGG MASON BATTERYMARCH S&P 500 INDEX FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated January 28, 2010, as supplemented on March 12, 2010 and March 19, 2010, and as may be amended or further supplemented, the fund’s statement of additional information, dated January 28, 2010, as supplemented on March 12, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated September 30, 2009, are incorporated by reference into this Summary Prospectus.

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